Baron WealthBuilder Fund

SCHEDULE OF INVESTMENTS

MARCH 31, 2022 (UNAUDITED)

Shares		Cost	Value
Affiliated Mutual Funds (100.01%)
Small Cap Funds (29.88%)
822,248	Baron Discovery Fund – Institutional Shares	$25,213,797	$24,239,883
656,807	Baron Growth Fund – Institutional Shares	66,259,408	69,247,171
1,858,838	Baron Small Cap Fund – Institutional Shares	68,788,347	63,367,803

Total Small Cap Funds		160,261,552	156,854,857

Small to Mid Cap Funds (5.39%)
667,660	Baron Focused Growth Fund – Institutional Shares	22,986,679	28,302,116

Mid Cap Funds (12.96%)
643,141	Baron Asset Fund – Institutional Shares	67,134,789	68,005,734

Large Cap Funds (6.86%)
598,723	Baron Durable Advantage Fund – Institutional Shares	9,391,386	11,082,361
568,350	Baron Fifth Avenue Growth Fund – Institutional Shares	24,732,757	24,944,876

Total Large Cap Funds		34,124,143	36,027,237

All Cap Funds (20.69%)
695,750	Baron Opportunity Fund – Institutional Shares	22,287,997	25,603,589
428,041	Baron Partners Fund – Institutional Shares	39,031,815	83,009,943

Total All Cap Funds		61,319,812	108,613,532

International Funds (11.08%)
1,249,911	Baron Emerging Markets Fund – Institutional Shares	21,033,762	18,873,650
635,509	Baron Global Advantage Fund – Institutional Shares	27,275,178	25,877,907
464,083	Baron International Growth Fund – Institutional Shares	13,837,711	13,421,295

Total International Funds		62,146,651	58,172,852

Sector Funds (13.15%)
966,127	Baron FinTech Fund – Institutional Shares	13,879,618	13,670,693
806,065	Baron Health Care Fund – Institutional Shares	14,699,572	15,637,663
772,884	Baron Real Estate Fund – Institutional Shares	27,131,131	28,527,154
639,159	Baron Real Estate Income Fund – Institutional Shares	10,545,715	11,191,682

Total Sector Funds		66,256,036	69,027,192

Total Affiliated Investments (100.01%)		$474,229,662	525,003,520

Liabilities Less Cash and Other Assets (-0.01%)			(43,871)

Net Assets			$524,959,649

Retail Shares (Equivalent to $18.66 per share based on 5,478,657 shares outstanding)			$102,244,590

TA Shares (Equivalent to $18.85 per share based on 2,365,441 shares outstanding)			$44,578,481

Institutional Shares (Equivalent to $18.85 per share based on 20,059,219 shares outstanding)			$378,136,578

%	Represents percentage of net assets.

All Affiliated Mutual Funds are Level 1.

See Notes to Schedules of Investments.

Baron WealthBuilder Fund	March 31, 2022

NOTES TO FINANCIAL STATEMENT (UNAUDITED)

1. ORGANIZATION

Baron Select Funds (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company established as a Delaware statutory trust on April 30, 2003, and accordingly, follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 Financial Services — Investment Companies. The Trust currently offers 12 series. This report covers only the Baron WealthBuilder Fund (the “Fund”). The Fund’s investment objective is capital appreciation. The Fund is a diversified fund that invests, at any given time, in the securities of a select number of Baron mutual funds (the “Underlying Funds”), representing specific investment strategies. The Fund normally invests in a variety of Baron domestic and international equity funds managed by BAMCO, Inc. (“BAMCO” or the “Adviser”). The Fund can invest in Underlying Funds holding U.S. and international stocks; small-cap, small- to mid-cap, large-cap, all-cap stocks; and specialty stocks. The Adviser decides how much of the Fund’s assets to allocate to Underlying Funds based on the outlook for, and on the relative valuations of, the Underlying Funds and the various markets in which they invest. For information on the Underlying Funds, please refer to the Prospectuses and Statements of Additional Information of the Underlying Funds. Also, information on the Underlying Funds is available at www.BaronFunds.com.

The Fund offers Retail Shares, TA Shares and Institutional Shares. Each class of shares differs only in its ongoing fees, expenses and eligibility requirements. Retail Shares are offered to all investors but are not available through the Fund’s transfer agent. TA Shares are available only to investors who purchase shares directly through the Fund’s transfer agent. TA Shares do not charge a 12b-1 fee and no revenue sharing, sub-transfer agency or record-keeping service payments are made by or in respect of TA Shares. Institutional Shares are for investments in the amount of $1 million or more. Institutional Shares are intended for certain financial intermediaries that offer shares of the Fund through fee-based platforms, retirement platforms or other platforms. Each class of shares has equal rights to earnings and assets, except that each class bears different expenses for distribution and shareholder servicing. The Fund’s investment income, realized and unrealized gains or losses on investments, and expenses other than those attributable to a specific class are allocated to each class based on its relative net assets. Each class of shares has exclusive voting rights with respect to matters that affect just that class.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Fund. The policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”).

a) Security Valuation. The Fund’s share price or net asset value (“NAV”) is calculated as of the scheduled close of the regular trading session (usually 4 p.m. E.T. or such other time as of which the Fund’s NAV is calculated (the “NAV Calculation Time”)) on the New York Stock Exchange (the “Exchange”) on any day the Exchange is scheduled to be open. Investments in the Underlying Funds are valued at their closing NAV per share on the day of valuation.

Portfolio securities held by the Underlying Funds traded on any national stock exchange are valued based on the last sale price on the exchange where such shares are principally traded. For securities traded on NASDAQ, the Underlying Funds use the NASDAQ Official Closing Price. If there are no sales on a given day, the value of the security may be the average of the most recent bid and asked quotations on such exchange or the last sale price from a prior day. Where market quotations are not readily available, or, if in the Adviser’s judgment, they do not accurately reflect the fair value of a security held by one of the UnderlyingFunds, or an event occurs after the market close but before the Underlying Funds are priced that materially affects the value of a security, the security will be valued by the Adviser using policies and procedures approved by the Board of Trustees (the “Board”). Some of the more common reasons that may necessitate that a security held by one of the Underlying Funds be valued using “fair value” pricing may include, but are not limited to: trading of the security has been halted or suspended; or the security has not been traded for an extended period of time. The Adviser has a Fair Valuation Committee (the “Committee”) comprised of senior management representatives and the Committee reports to the Board every quarter. Factors the Committee may consider when valuing a security include whether a current price is stale, there is recent news, the security is thinly traded, transactions are infrequent, or quotations are genuine. There can be no guarantee, however, that a fair valuation used by the Underlying Funds on any given day will more accurately reflect the market value of an investment than the closing price of such investment in its market.

U.S. Government obligations, money market instruments, and other debt instruments held by the Underlying Funds with a remaining maturity of 60 days or less are generally valued at amortized cost, which approximates fair value, unless an independent pricing service provides a valuation for such security or in the opinion of the Board or the Committee, the amortized cost method would not represent fair value. Debt instruments having a greater remaining maturity will be valued on the basis of prices obtained from a pricing service approved by the Board or at the mean of the bid and ask prices from the dealer maintaining an active market in that security. The value of the Underlying Funds’ investments in convertible bonds/convertible preferred stocks is determined primarily by obtaining valuations from independent pricing services based on readily available bid quotations or, if quotations are not available, by methods which include various considerations such as yields or prices of securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. Other inputs used by an independent pricing service to value convertible bonds/convertible preferred stocks generally include underlying stock data, conversion premiums, listed bond and preferred stock prices and other market information which may include benchmark curves, trade execution data, sensitivity analysis, when available, or an estimated value, calculated based on the price of the underlying common share on the valuation date adjusted for accrued and unpaid dividends. Open-end investment companies, including securities lending collateral invested in registered investment company money market funds, are valued at their NAV each day.

Non-U.S. equity securities held by the Underlying Funds traded on foreign securities exchanges are generally valued using an independent pricing vendor that provides daily fair value adjustment factors based on information such as local closing price, relevant general and sector indexes, currency fluctuations, and depositary receipts, as applicable. Securities valued using such adjustment factors are classified as Level 2 in the fair value hierarchy. The models of the independent pricing vendor generate an adjustment factor for each security, which is applied to the local closing price to adjust it for post-closing market movements up to the time the Underlying Funds are valued and translated into U.S. dollars. If the vendor does not provide an adjustment factor for a security, the security is valued based on its most recent local closing price and translated into U.S. dollars. The Adviser may also fair value securities in other situations, for example, when a particular foreign market is closed but the Underlying Funds are open. Other mutual funds may adjust the prices of their securities by different amounts.

b) Single Issuer. Single issuer risk is the possibility that factors specific to an issuer to which an Underlying Fund is exposed will affect the market prices of the issuer’s securities and therefore the NAV of the Underlying Fund. Due to the size of Baron Partners Fund’s and Baron Focused Growth Fund’s investments in Tesla, Inc. (“Tesla”), 54% and 28%, respectively, of these Underlying Funds’ net assets as of March 31, 2022, the NAVs of these Underlying Funds will be materially impacted by the price of Tesla stock. The Fund’s indirect proportional ownership of Tesla is $51,586,405, which represents 9.8% of the Fund’s net assets as of March 31, 2022. The financial statements of the Underlying Funds are available at www.BaronFunds.com.

c) Non-Diversified Portfolio. Certain Underlying Funds are non-diversified, which means they will likely have a greater percentage of their assets in a single issuer than a diversified fund. As a result, a non-diversified fund will likely invest a greater percentage of its assets in fewer issuers, and the performance of those issuers may have a greater effect on the Underlying Fund’s performance (and consequently the Fund’s performance) compared to a diversified fund. Thus, a non-diversified fund is more likely to experience significant fluctuations in value, exposing the Underlying Fund (and consequently the Fund) to a greater risk of loss in any given period than a diversified fund. Additionally, non-diversified funds may encounter difficulty liquidating securities.

d) Industry Concentration. From time to time, market fluctuations in the value of an Underlying Fund’s investments, combined with an Underlying Fund’s non-diversified portfolio, may result in an Underlying Fund being concentrated in the securities of a single issuer or a small number of issuers, in a particular industry. As a result, this Underlying Fund will be particularly exposed to the risks of that company or industry relative to the risk exposure of investment companies holding a diversified portfolio of securities or those that seek to maintain near-index weightings in their portfolio securities. Accordingly, in those cases, an Underlying Fund will be disproportionately exposed to the market conditions, interest rates, and economic, regulatory, or financial developments that significantly affect that company or industry. For example, due to the size of Baron Partners Fund’s and Baron Focused Growth Fund’s investments in Tesla, which represent about 54% and 28%, respectively, of these Underlying Funds’ net assets as of March 31, 2022, these Underlying Funds will be more adversely impacted by negative developments affecting the automotive and energy industries, as well as governmental environmental regulations.

3. ASSET ALLOCATION AND RISKS OF INVESTING IN THE UNDERLYING FUNDS

The Fund’s ability to meet its investment objective depends largely upon selecting the best mix of Underlying Funds. The selection of the Underlying Funds and the allocation of the Fund’s assets among the various market sectors could cause the Fund to underperform in comparison to other funds with a similar investment objective. In addition, each of the Underlying Funds has its own investment risks, and those risks can affect the value of the Fund’s investments. To the extent that the Fund invests more of its assets in one Underlying Fund than in another, it will have greater exposure to the risks of that Underlying Fund.

4. FAIR VALUE MEASUREMENTS

Fair value is defined by GAAP as the price that the Fund would receive upon selling an investment in a timely transaction to an independent buyer in the principal or most advantageous market for the investment. GAAP provides a three-tier hierarchy to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability. Inputs may be observable or unobservable. Observable inputs are based on market data obtained from sources independent of the Fund. Unobservable inputs are inputs that reflect the Fund’s own assumptions based on the best information available in the circumstances. The three-tier hierarchy of inputs is summarized in the three broad Levels listed below.

•	Level 1 – quoted prices in active markets for identical assets or liabilities;
•

Level 2 – prices determined using other inputs that are observable either directly, or indirectly through corroboration with observable market data (which could include quoted prices for similar assets or liabilities, interest rates, credit risk, etc.);

•

Level 3 – prices determined using unobservable inputs when quoted prices or observable inputs are unavailable, such as when there is little or no market activity for an asset or liability (unobservable inputs reflect the Fund’s own assumptions in determining the fair value of assets or liabilities and would be based on the best information available).

Investments in open-end registered investment companies are valued at NAV and are classified in the fair value hierarchy as Level 1.

Baron WealthBuilder Fund	March 31, 2022

5. COST OF INVESTMENTS FOR INCOME TAX PURPOSES

As of March 31, 2022, the components of net assets on a tax basis were as follows:

Cost of investments	$474,229,662

Gross tax unrealized appreciation	$61,351,040
Gross tax unrealized depreciation	(10,577,182)

Net tax unrealized appreciation (depreciation)	$50,773,858

6. TRANSACTIONS IN “AFFILIATED” COMPANIES

The Fund invests in the Institutional Shares of the Underlying Funds which are considered to be affiliated with the Fund.

Name of Issuer	Value at December 31, 2021	Purchase Cost	Sales Proceeds	Change in Net Unrealized Appreciation (Depreciation)	Realized Gains/ (Losses)	Dividend Income	Capital Gains Distributions	Shares Held at March 31, 2022	Value at March 31, 2022	% of Net Assets at March 31, 2022
“Affiliated” Company as of March 31, 2022:
Baron Asset Fund, Institutional Shares	$73,555,131	$5,612,895	$220,809	$(10,858,531)	$(82,952)	$—	$—	643,141	$68,005,734	12.96%
Baron Discovery Fund, Institutional Shares	25,651,149	3,373,807	485,548	(4,121,965)	(177,560)	—	—	822,248	24,239,883	4.62%
Baron Durable Advantage Fund, Institutional Shares	9,924,047	2,213,189	—	(1,054,875)	—	—	—	598,723	11,082,361	2.11%
Baron Emerging Markets Fund, Institutional Shares	23,698,078	211,493	1,699,759	(2,817,947)	(518,215)	—	—	1,249,911	18,873,650	3.59%
Baron Fifth Avenue Growth Fund, Institutional Shares	33,337,789	524,487	1,792,478	(6,415,812)	(709,110)	—	—	568,350	24,944,876	4.75%
Baron FinTech Fund, Institutional Shares	12,668,556	3,607,916	265,745	(2,254,201)	(85,833)	—	—	966,127	13,670,693	2.60%
Baron Focused Growth Fund, Institutional Shares	27,747,887	3,331,629	583,291	(2,075,861)	(118,248)	—	—	667,660	28,302,116	5.39%
Baron Global Advantage Fund, Institutional Shares	36,127,604	698,858	2,545,827	(7,227,533)	(1,175,195)	—	—	635,509	25,877,907	4.93%
Baron Growth Fund, Institutional Shares	73,956,736	5,364,816	40,697	(10,020,372)	(13,312)	—	—	656,807	69,247,171	13.19%
Baron Health Care Fund, Institutional Shares	15,583,416	1,650,256	51,574	(1,530,692)	(13,743)	—	—	806,065	15,637,663	2.98%
Baron International Growth Fund, Institutional Shares	14,143,268	1,429,807	66,622	(2,068,235)	(16,923)	—	—	464,083	13,421,295	2.56%
Baron Opportunity Fund, Institutional Shares	33,577,147	393,175	2,845,017	(4,580,740)	(940,976)	—	—	695,750	25,603,589	4.88%
Baron Partners Fund, Institutional Shares	89,688,787	218,266	1,712,513	(5,056,101)	(128,496)	—	—	428,041	83,009,943	15.81%
Baron Real Estate Fund, Institutional Shares	28,760,215	2,998,965	48,423	(3,174,964)	(8,639)	—	—	772,884	28,527,154	5.44%
Baron Real Estate Income Fund, Institutional Shares	8,690,011	2,726,768	—	(225,097)	—	17,383	—	639,159	11,191,682	2.13%
Baron Small Cap Fund, Institutional Shares	69,793,725	4,723,266	—	(11,149,188)	—	—	—	1,858,838	63,367,803	12.07%

	$576,903,546	$39,079,593	$12,358,303	$(74,632,114)	$(3,989,202)	$17,383	$—		$525,003,520

7. RUSSIA/UKRAINE RISK

Certain Underlying Funds invested in securities and instruments that are economically tied to Russia. Due to the uncertainty of the geopolitical tension in Russia/Ukraine, investments in Russia are subject to political, economic, legal, market and currency risks, as well as the risk that further economic sanctions may be imposed by the United States and/or other countries. Such sanctions — which may impact companies in many sectors, including energy, financial services and defense, among others — may negatively impact an Underlying Fund’s performance and/or ability to achieve its investment objective. For example, certain transactions may be prohibited and/or existing investments may become illiquid (e.g., in the event that transacting in certain existing investments is prohibited), which could cause an Underlying Fund to sell other portfolio holdings at a disadvantageous time or price in order to meet shareholder redemptions.